Other liabilities	6 Months Ended
Jun. 30, 2026
Other liabilities.
Other liabilities

22.Other liabilities

	As at
	June 30,	December 31,
(in EUR 000)	2026	2025
Holiday pay accrual	496	552
Salary	2,860	3,840
Accrued expenses	565	482
VAT Payable	289	246
Other	1,712	1,509
Total other liabilities	5,922	6,629

The decrease by €707,000 in other liabilities as at June 30, 2026, compared to December 31, 2025, is mainly due to a decrease by €1.0 million in payroll related liabilities. The decrease is partly offset by an increase of €0.6 million in accrued expenses and €203,000 in other.

As at June 30, 2026, Other mainly consists of an outstanding liability related to the continued development of the Company’s strategic R&D project.